UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2007

CELLSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  0-22972

Delaware	75-2479727
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

601 S. Royal Lane, Coppell, Texas 75019

(Address of principal executive offices)         (Zip Code)

(972) 462-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 13, 2007, CellStar Corporation (“CellStar”) held its Management Review of the Fourth Quarter and Fiscal 2006 Results Conference Call (the “Conference Call”) and webcast.   On the Conference Call, certain CellStar executives discussed portions of the preliminary proxy statement filed with the Securities and Exchange Commission (the “SEC”) on January 23, 2007, describing the proposed sale of substantially all of the assets of CellStar’s U.S. and Miami-based Latin American operations and the proposed sale of CellStar’s Mexico operations to buyers identified in the preliminary proxy statement.  Prior to and in connection with the Conference Call, CellStar issued, after the close of the market, a press release dated February 12, 2007.  The press release and the transcript are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K/A, and are incorporated by reference into this Item 8.01.

This Amendment No. 1 on Form 8-K/A is being filed solely to complete the transcript filed as Exhibit 99.2 hereto, as the complete transcript was unavailable by the filing deadline of February 13, 2007.

Additional Information and Where to Find It

In connection with stockholder approval of the proposed transactions, CellStar filed a preliminary proxy with the SEC on January 23, 2007. Stockholders of CellStar are advised to read the preliminary proxy statement and any other relevant documents filed with the SEC when they become available, because those documents will contain important information about the proposed transactions.  Stockholders may obtain a free copy of the proxy statement when it becomes available, and other documents filed with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and CellStar’s other filings with the SEC, may also be obtained from CellStar by directing a request to CellStar Corporation, 601 S. Royal Lane, Coppell, Texas 75019, Attention: Secretary, or by visiting CellStar’s website at http://www.cellstar.com.

CellStar and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from CellStar’s stockholders in favor of the proposed transactions. Information regarding CellStar’s directors and executive officers is available in Amendment No. 1 to CellStar’s Annual Report on Form 10-K for the fiscal year ended November 30, 2005, filed with the SEC on March 30, 2006. Additional information regarding the interests of such potential participants has been included in the preliminary proxy statement and will be included in other relevant documents filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	CellStar Corporation press release, dated February 12, 2007.

Exhibit 99.2	Written transcript from Conference Call held on February 13, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLSTAR CORPORATION

	By:	/s/ Elaine Flud Rodriguez
Date: February 15, 2007		Elaine Flud Rodriguez
Senior Vice President and General Counsel

Exhibit Index

Exhibit	Description
EX-99.1	CellStar Corporation press release, dated February 12, 2007.

EX-99.2	Written transcript from Conference Call held on February 13, 2007.